Exhibit 10.1

MILESTONE SCIENTIFIC INC. SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of ____________,1 2026, between Milestone Scientific Inc., a Delaware corporation (the “Company”), and the investors listed on the Schedule of Purchasers attached hereto as Addendum A (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, in connection with this offer and sale of the Securities (as defined below) the Company has entered into an escrow agreement, in the form attached hereto as Exhibit A (the “Escrow Agreement”), with CSC Delaware Trust Company, as escrow agent, to hold the Subscription Amount (as defined below), to be released at each Closing to the Company, upon the written consent of the Company.

WHEREAS, the Company is offering a minimum of $900,000 of Securities (the “Minimum Offering Amount”) and a maximum of approximately $2,000,000 of Securities but not more than 19.99% of the outstanding shares of the Company (the “Maximum Offering Amount”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

1 This Agreement will reflect the Closing Date; not to be completed by Purchaser.

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“Change of Control” means the sale of substantially all of the assets of the Company or a merger, consolidation or exchange where the Stockholders of the Company immediately prior to such transaction hold less than thirty-three percent (33%) of the voting power of the Company or the surviving company immediately following such transaction.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Tarter, Krinsky & Drogin LLP, 1350 Broadway, New York, NY 10018.

“Competitor” means a Person (i) engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture, or similar arrangement, whether now existing or formed hereafter) in the development, marketing, selling, supplying, or otherwise providing, or sharing revenue with respect to, any computer-controlled local anesthesia delivery (product, system or accessory); or (ii) any customer, distributor, or supplier of the Company and any Subsidiary if the Board of Directors determines that any information shared with such customer, distributor, or supplier would reasonably likely place the Company or any Subsidiary at a competitive disadvantage with respect to such customer, distributor, or supplier; provided, that a “Competitor” shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than twenty percent (20%) of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(pp).

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Company, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Company.

“Effective Date” means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, (b) all of the Shares and Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one year anniversary of the Closing Date provided that a holder of Shares or Warrant Shares is not an Affiliate of the Company, or (d) all of the Shares and Warrant Shares held by non-Affiliates may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions.

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“Eligible Investor” shall have the meaning ascribed to such term in Section 4.15(b).

“Equity Incentive Plans” means the stock option and other equity incentive plans of the Company, including the Proposed Performance RSU Plan, and all amendments and restatements thereof.

“Escrow Agent” means CSC Delaware Trust Company, and any successor escrow agent agreed to by the Company.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) securities issued in connection with ATMs and other public offerings, (b) dividends, stock splits and other distributions, (c) securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction, (d) securities upon the exercise of options or warrants that are outstanding as of the effective date of the Registration Statement, (e) securities or options to officers, employees, directors, and consultants of the Company pursuant to any Equity Incentive Plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (f) securities issued to suppliers or third party service providers in exchange for goods sold or to be sold or services rendered or to be rendered to the Company, (g) securities issued as acquisition consideration pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement or securities issued in connection with sponsored research, collaboration, technology license or acquisition, development, OEM, marketing or other similar agreements or strategic transactions (provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities), (h) securities issuable upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (i) securities issued pursuant to any registration statement on Form S-8 with respect to securities to be issued pursuant to any Equity Incentive Plan described in clause (e), (j) securities issued pursuant to or in connection with a Listing Issuance.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” shall mean the U.S. Food and Drug Administration, or any successor agency thereto.

“FDA Law” shall mean all laws applicable to the operation of the Company’s business related to the research, investigation, development, production, marketing, distribution, storage, shipping, transport, advertising, labeling, promotion, sale, export, import, use, handling and control, safety, efficacy, reliability or manufacturing of medical devices, including (a) the Federal Food, Drug, and Cosmetic Act of 1938 (21 U.S.C. 301 et. seq.); (b) the rules and regulations promulgated and enforced by FDA thereunder, including, as applicable, those requirements relating to the FDA’s Quality System Regulation contained in 21 C.F.R. Part 820, investigational use, premarket notification and premarket approval and applications to market new medical devices; (c) laws governing the conduct of non-clinical laboratory studies, including FDA’s Good Laboratory Practices regulations contained in 21 C.F.R. Part 58; (d) laws governing the development, conduct, performance, monitoring, subject informed consent, auditing, recording, analysis and reporting of clinical trials, including FDA’s Good Clinical Practice regulations contained in 21 C.F.R. Parts 11, 50, 54, 56 and 812; (e) laws governing data-gathering activities relating to the detection, assessment, and understanding of adverse events (including adverse event and malfunction reporting under 21 C.F.R. Part 803) and (f) all comparable state, federal or foreign laws relating to any of the foregoing.

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“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.

“Governmental Licenses” shall have the meaning ascribed to such term in Section 3.1(ll).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Innovest MOU” shall mean that certain Amended and Restated Memorandum of Understanding, by and between Innovest S.p.A. and the Company, dated June 13, 2026.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Investor Beneficial Owners” shall have the meaning ascribed to such term in Section 4.15(b).

“Issuer Covered Person” shall have the meaning ascribed to such term in Section 3.1(rr).

“IT Systems and Data” shall have the meaning ascribed to such term in Section 3.1(nn).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Listing Issuance” means an offering by the Company to satisfy any listing requirements of the applicable Trading Market, even if the offering proceeds shall be less or more than necessary to satisfy any such listing requirements.

“Lock-Up Agreement” means the Lock-Up Agreement, dated as of the date hereof, by and among the Company and the directors, officers and other persons to sign such agreement in accordance with the Innovest MOU, in the form of Exhibit B attached hereto.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Offering Amount” has the meaning set forth in the Recitals.

“Minimum Offering Amount” has the meaning set forth in the Recitals.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(qq).

“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

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“OFAC” shall have the meaning ascribed to such term in Section 3.1(mm).

“Offer Notice” shall have the meaning ascribed to such term in Section 4.15(c).

“Omnibus Signature Page” means the Omnibus Signature Page, including the Accredited Investor Questionnaire and Certifications included therein, in the form attached hereto as Addendum B.

“Per Unit Purchase Price” equals $[●]2.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Plan Shares” shall have the meaning ascribed to such term in Section 3.1(g).

“PPM” means the Company’s Confidential Private Placement Memorandum dated March 17, 2026, as supplemented.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proposed Performance RSU Plan” means that certain Sub-Plan of the Equity Incentive Plan to be proposed for adoption by the stockholders of the Company, to promote the long-term growth and profitability of the Company and its Subsidiaries by providing certain officers and employees and executive directors with incentives to maximize stockholder value and otherwise contribute to the success of the Company, through a fixed pool of performance-based restricted stock units (each, a “PRSU”) relating to twenty percent (20%) of our outstanding shares of Common Stock. Such pool of PRSU awards is currently expected to be allocated to five (5) performance milestones – three based on rolling twelve-month net sales, one based on market capitalization of our Common Stock and the fifth based on the consummation of a qualified acquisition, all during the four-year performance period.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.2(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.2(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Qualified Buyer” means (i) a venture capital organization or private equity organization, including the direct and indirect sponsors thereof and related pooled investment vehicles, (ii) a bank or insurance company, (iii) a registered broker dealer or registered investment advisor, (iv) entities having a class of securities registered under the Securities Act, and (v) in each case, entities managed or advised thereby, and their respective directors, officers, managers, employees and their Affiliates.

“Quality System Regulation” shall mean the Quality System Regulation under 21 C.F.R. Part 820.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Purchasers, in the form of Exhibit C attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

2 The Per Unit Purchase Price will be reflected in a Pricing Supplement.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Sanctioned Party” means any Person: (i) organized under the laws of, ordinarily resident in, or located in a country or territory that is the subject of comprehensive Sanctions (“Restricted Countries”); (ii) 50% or more owned or controlled by the government of a Restricted Country; or (iii) (A) designated on a sanctioned parties list administered by the United States, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control’s Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, and Sectoral Sanctions Identification List (collectively, “Designated Parties”); or (B) 50% or more owned or, where relevant under applicable Sanctions, controlled, individually or in the aggregate, by one or more Designated Party, in each case only to the extent that dealings with such Person is are prohibited pursuant to applicable Sanctions.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds. As to each Purchaser, the Subscription Amount shall be the Per Unit Purchase Price multiplied by the number of Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement next to the heading “Shares”.

“Subsidiary” means any subsidiary of the Company as set forth in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Escrow Agreement, the Lock-Up Agreements, the Registration Rights Agreement and the Warrants.

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“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with offices located at 1 State Street, 30th Floor, New York, NY 10004, and any successor transfer agent of the Company.

“Unit” means one (1) share of Common Stock of the Company and a Warrant to purchase one (1) share of Common Stock of the Company.

“Warrants” means, collectively, the Common Stock Purchase Warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall have a term of exercise equal to three (3) years, in the form of Exhibit D attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1. Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to $900,000 of Units if the Minimum Offering Amount is raised and up to approximately $2,000,000 of Units but not more than 19.99% of the outstanding shares of the Company if the Maximum Offering Amount is raised, at the Per Unit Purchase Price. Each Purchaser shall deliver to the Escrow Agent, on behalf of the Company, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the Omnibus Signature Page executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Shares and Warrants, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or at such other location as the parties shall mutually agree.

2.2. Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, directed to the Purchasers in a form reasonably acceptable to the Purchasers;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, to each Purchaser a certificate evidencing the number of Shares subscribed for by such Purchaser, registered in the name of such Purchaser, or, at the election of such Purchaser, evidence of the issuance of such Purchaser’s Shares hereunder as held in DRS book-entry form by the Transfer Agent and registered in the name of such Purchaser, which evidence shall be reasonably satisfactory to such Purchaser;

(iv) a Warrant registered in the name of each Purchaser to purchase one share of Common Stock for every Share subscribed for by such Purchaser, with an exercise price equal to $[●]3, subject to adjustment therein;

(v) the Escrow Agent’s wire instructions;

3 Exercise price of the Warrants to be 125% of the Per Unit Purchase Price.

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(vi) the Lock-Up Agreements; and

(vii) the Registration Rights Agreement duly executed by the Company.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered, the following:

(i) to the Company, the Omnibus Signature Page, including the Accredited Investor Questionnaire and Certifications included therein, duly completed and executed by such Purchaser; Purchasers should note that your execution of the Omnibus Signature Page shall constitute such Purchaser’s

●	valid execution of, and agreement to, this Agreement and the Registration Rights Agreement (See Exhibit C hereto);

●	agreement to the terms and conditions of the Warrant (See Exhibit D hereto); and

●	assent to the terms of the Escrow Agreement by and between the Company and CSC Delaware Trust Company, as Escrow Agent, for the benefit of subscribers in the Offering; and

(ii) to the Escrow Agent, on behalf of the Company, on or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Escrow Agent.

2.3. Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless stated to be made as of a specific date therein in which case they shall be accurate in all material respects as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement;

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless stated to be made as of a specific date therein in which case they shall be accurate in all material respects as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

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(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(vi) the Purchasers shall have subscribed for an aggregate Subscription Amount of no less than $900,000; and

(vii) the Proposed Performance RSU Plan shall have been adopted by the Board of Directors of the Company, subject to stockholder approval.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser, except as otherwise described in this Agreement, the PPM or the SEC Reports, each of which qualifies these representations and warranties in their entirety:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate and other entity power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, has not had and would not reasonably be expected to result in: a material adverse effect on (i) the legality or enforceability of any Transaction Document, (ii) the results of operations, assets, business, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii) a “Material Adverse Effect”), and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification; provided that, for purposes of Section 2.3(b)(iii) hereof, a change in the market price and/or trading volume of the Common Stock shall not be deemed, in and of itself, to constitute a Material Adverse Effect.

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(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Assuming the accuracy of the representations and warranties of the Purchasers, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filings with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D and related post-sale filings with the Commission and such filings as are required to be made under applicable state securities laws, and (v) obtaining stockholder approval of any new plan in respect of the Proposed Performance RSU Plan or an existing plan amendment or restatement relating thereto, if required by applicable law or stock exchange listing requirements (collectively, the “Required Approvals”).

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(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and arising under applicable securities laws. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and arising under applicable securities laws. The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable pursuant to this Agreement and the Warrants as of the applicable Closing Date.

(g) Capitalization. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Report containing such disclosure was accurate in all material respects as of the date indicated in such SEC Report. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act containing such disclosure, other than pursuant to the exercise of employee stock options or other rights granted under the Company’s Equity Incentive Plans, the issuance and sale of Common Stock described in the Company’s Current Reports on Form 8-K, the issuance of shares of Common Stock to officers, employees, directors and consultants pursuant to the Company’s Equity Incentive Plans (collectively, the “Plan Shares”), and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act, and shares of Common Stock issued to consultants in exchange for goods or services sold or rendered or to be sold or rendered to the Company or a Subsidiary. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that has not been waived. Except as a result of the purchase and sale of the Securities and except for the Plan Shares and equity awards granted to officers, employees, directors and consultants pursuant to the Company’s Equity Incentive Plans and shares of Common Stock issuable to consultants in exchange for goods or services sold or rendered or to be sold or rendered to the Company or a Subsidiary, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities, although the Company will be required to obtain stockholder approval of any new plan in respect of the Proposed Performance RSU Plan or an existing plan amendment or restatement relating thereto, if required by applicable law or stock exchange listing requirements. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, subject, in the case of the interim financial statements, to normal and recurring year-end adjustments and except as permitted by Form 10-Q under the Exchange Act, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments, except as identified and described in the SEC Reports.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) not disclosed in the PPM or SEC Reports, other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to its Equity Incentive Plans, and its contracts, agreements and policies described in the SEC Reports; although the Company will be required to obtain stockholder approval of any new plan in respect of the Proposed Performance RSU Plan or an existing plan amendment or restatement relating thereto, if required by applicable law or stock exchange listing requirements. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, to the knowledge of the Company, at the time this representation is made or deemed made, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

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(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or officer thereof, is or has been during the previous ten years the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been during the previous ten years, and to the knowledge of the Company, there is not pending, any investigation by the Commission involving the Company or, to the Company’s knowledge, any current or former director or officer of the Company that has not been resolved to the satisfaction of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which would reasonably be expected to have a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. To the Company’s knowledge, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties, except where the failure to so possess would not reasonably be expected to have a Material Adverse Effect. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except where the failure to so possess would not reasonably be expected to have a Material Adverse Effect.

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(o) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as now conducted and which the failure to so have would not have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except for Intellectual Property Rights that are within two years of the end of their term or the abandonment of which would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no action or use by the Company or the Subsidiary necessary for the conduct of its business as currently conducted will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures designed to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary for comparably situated companies in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, (iii) other employee benefits, including awards and other issuances under any Equity Incentive Plan of the Company and (iv) purchases of products of the Company on standard market terms.

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(r) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are applicable to it as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls designed to ensure that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act required to include such conclusions, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(s) Certain Fees. The Company may pay customary fees (cash and/or warrants) to registered broker-dealers (or persons validly exempt) for qualified investor introductions. Any such compensation will be paid by the Company and will not increase the purchase price to Purchasers; details of any such material compensation arrangement that relate to a Purchaser’s purchase will be disclosed to that Purchaser prior to closing. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the shares of Common Stock and Warrants Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v) Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

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(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is or from the application of funds at the initial closing will be current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(x) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not or will not be otherwise disclosed pursuant to Section 4.4 hereof.

(aa) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor, to the Company’s knowledge, any of its Affiliates, nor any Person acting on its or, to the Company’s knowledge, their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) and Regulation D for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

(bb) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within twelve months from the Closing Date. The SEC Reports set forth as of the date thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money, (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness that would, if called and individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(cc) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has filed all federal, state, local income and foreign income tax returns required to be filed by it through the date hereof, subject to permitted extensions, and has paid all taxes due, and no tax deficiency has been determined adversely to the Company, nor does the Company have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Company, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(dd) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D). The Company and, to the Company’s knowledge, nay other Person has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) taken any action that would reasonably be expected to subject the Company to any damage or penalty in any criminal or governmental litigation or proceeding under any provision of FCPA.

(ff) Accountants. The Company’s accounting firm is CBIZ CPAs. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2025.

(gg) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which would reasonably be expected to affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

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(hh) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(g) and 4.13 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, and (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.

(ii) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s consultants, finders or placement agents (if any) in connection with the placement of the Securities.

(jj) FDA. All products developed, tested, investigated, produced or manufactured by or on behalf of the Company and its Subsidiaries have been, and are being, developed, tested, investigated, produced and manufactured in compliance in all material respects with applicable FDA Laws, including, as applicable, those relating to non-clinical research, clinical research, establishment registration, device listing, premarket notification, Quality System Regulation, labeling, advertising, record-keeping, device importation and exportation, adverse event and malfunction reporting and reporting of corrections and removals. The Company holds all permits, licenses or other approvals, including 510(k) clearances or premarket approvals required by applicable FDA Laws to conduct its business as currently conducted. The Company is, and has been, in compliance in all material respects with all such permits, licenses and other approvals and, to the Company’s knowledge, no Governmental Entity is considering limiting, suspending or revoking any product’s permits, licenses or other approvals or changing the marketing classification or labeling of any of the products of the Company. There are no Actions pending or, to the Company’s knowledge, threatened in writing by or on behalf of the FDA or any other Governmental Entity that has jurisdiction over the operations of the Company or any of its Subsidiaries alleging noncompliance with applicable laws. The Company and its Subsidiaries have not received any written notice or communication from any Governmental Entity or third party alleging or asserting noncompliance with any applicable FDA Law. Any studies, tests and preclinical and clinical trials conducted by or on behalf of the Company and its Subsidiaries were and, if ongoing, are being conducted in all material respects in accordance with applicable laws, including, as applicable, FDA Laws. The Company and its Subsidiaries have not received any written notices or correspondence from the FDA, other Governmental Entity, or any institutional review board or other ethics committee exercising comparable authority threatening to initiate or require the termination, suspension or modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company and its Subsidiaries. To the Company’s knowledge, all filings, notifications, reports, and submissions to the FDA and any similar Governmental Entity made by or on behalf of the Company and its Subsidiaries were true, accurate and complete as of the date made, and, to the extent required to be updated, have been updated to be true, accurate and complete in all respects as of the date of such update. None of the Company or its Subsidiaries, any of its officers, employees, nor to the Company’s knowledge, any of its agents or distributors have (A) made any materially false statement on, or material omission from, any notifications, applications, approvals, reports and other submissions to any Governmental Entity or in any material legal proceeding; or (B) committed an act, made a statement, or failed to make a statement that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” as set forth in 56 Fed. Reg. 46191 (September 10, 1991.

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(kk) Stock Option Plans. Each stock option granted by the Company under the Company’s Equity Incentive Plan was granted (i) in accordance with the terms of the Company’s Equity Incentive Plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s Equity Incentive Plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or their financial results.

(ll) Cybersecurity. To the Company’s knowledge, there has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) that has had or would reasonably be expected to have a Material Adverse Effect, and the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data that has had or would reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards designed to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices for comparably situated companies.

(mm) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(nn) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company shall so certify upon Purchaser’s request.

(oo) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

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(pp) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor, to the knowledge of the Company, any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3), and no such representation is made with respect to any consultant, finder or placement agent or any of its affiliates or any of its or their control persons, partners, managers, members, officers, directors or employees. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(qq) Other Covered Persons. Other than any consultants, finders or placement agents of the Company, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(rr) Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(ss) Qualified Small Business Stock. The Company believes, but does not guarantee, that upon the Closing Date (i) the Company will be an “eligible corporation” as defined in Section 1202(e)(4) of the Code, (ii) the Company will not have made any purchases of our own stock during the one-year period preceding the Closing Date having an aggregate value exceeding 5% of the aggregate value of all our stock as of the beginning of such period and (iii) our aggregate gross assets, as defined by Section 1202(d)(2) of the Code, at no time and through the Closing Date will have exceeded or will exceed $75 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Section 1202(d)(3) of the Code. As such, the Company believes, but does not guarantee, that the Common Stock offered hereby should be “qualified small business stock” pursuant to Section 1202(c) of the Code. Certain Purchasers may be eligible for an exemption from federal income tax on capital gains with respect to “qualified small business stock” held for more than five years (partial exemptions may be available with respect to shares held for more than three years). For such exemption to apply to such Purchaser, we will have to meet certain active business tests during substantially all of the respective Purchaser’s holding period, which tests may be impacted by our future operations and our utilization of the proceeds from the sale of the securities hereunder. The Company cannot assure that it will meet all or any of such tests now or during substantially all of the respective Purchaser’s holding period. Purchasers should consult with and rely upon their own tax advisors with regard to the applicability or interpretation of Section 1202 of the Code, and no representation or warranty is or will be made by the Company as to its or its Common Stock’s qualification.

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3.2. Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company that the statements contained in this Section 3.2 are true and correct as of the date hereof and as of the Closing Date (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Notwithstanding the foregoing, if such Purchaser is purchasing the Securities as a fiduciary or agent for one or more Purchaser accounts, such Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser has conducted and completed its own independent due diligence. Such Purchaser acknowledges that copies of the SEC Reports are available on the EDGAR reporting system. Based on the information such Purchaser or its advisor has deemed appropriate, and without reliance on any consultant, finder or placement agent, the Purchaser has independently made its own analysis and decision to enter into the Transaction Documents. Such Purchaser or its advisor is relying exclusively on the representations and warranties of the Company contained in the Transaction Documents, the SEC Reports, the PPM (as applicable) and its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Securities and the business, condition (financial and otherwise), management, operations and properties of the Company, including all business, legal, regulatory, accounting, credit and tax matters. Such Purchaser understands and agrees that the Company may from time to time compensate one or more third parties (each, a “Consultant”) for identifying and introducing potential investors to the Company. The Company’s policy is to utilize only registered broker-dealers and their associated persons, or persons who qualify for an applicable exemption under federal and state law. The undersigned acknowledges that (i) any material compensation arrangement between the Company and any such person related to such Purchaser’s purchase will be disclosed in writing prior to closing; (ii) no such person is authorized to make representations not contained in the Company’s written offering materials; (iii) no Consultant has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired by such Purchaser, and such Purchaser is not relying on any statements of any Consultant in making an investment decision; (iv) no Consultant nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser; and (v) any Consultant compensation paid by the Company may create conflicts of interest by incentivizing introductions or recommendations of this Offering.

(g) Purchaser Information. In connection with the offer of the Securities to the Purchaser, such Purchaser has completed and delivered to the Company a Confidential Accredited Investor Questionnaire (“Questionnaire”) in the form of Exhibit E attached hereto. Such Purchaser represents and warrants that the information in the Questionnaire is accurate and complete in all material respects. Such Purchaser acknowledges that the Company and the Escrow Agent will be relying on the accuracy and completeness of the information in the Questionnaire and agrees to hold harmless the Company and the Escrow Agent from their good faith reliance on such Purchaser’s Questionnaire.

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(h) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

(i) No Disqualification Events. The Purchaser is not, and if the Purchaser is an entity, none of its directors, executive officers, general partners, managers, managing members or beneficial owners of 20% of the Purchaser’s outstanding voting equity securities, calculated on the basis of voting power, is, and on each date on which the Purchaser acquires any Securities, none of them will be, subject to any Disqualification Event, except for a Disqualification Event (i) contemplated by Rule 506(d)(2) under the Securities Act, and (ii) a description of which has been furnished in writing to the Company before the date hereof.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

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(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

(c) In connection with any sale, assignment, transfer or other disposition of the Shares or the Warrant Shares by a Purchaser pursuant to Rule 144, pursuant to any other exemption under the Securities Act or pursuant to sale under an effective registration statement such that the purchaser acquires freely tradable shares and upon compliance by the Purchaser with the requirements of this Section 4.10, if requested by the Purchaser, the Company shall cause the Transfer Agent to timely remove any restrictive legends related to the book entry account holding such Shares or Warrant Shares and make a new, unlegended entry for such book entry Shares or Warrant Shares sold or disposed of without restrictive legends, provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, upon the earlier of such time as the Shares or Warrant Shares, (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144 or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision (without the requirement for the Company to comply with the current public information obligations of Rule 144(c)), the Company shall promptly, after receipt of any request therefor from a Purchaser accompanied by such customary and reasonably acceptable documentation referred to above (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares or Warrant Shares and (B) use commercially reasonable efforts to cause its counsel to cooperate with the Transfer Agent to effect the removal of such legends under the Securities Act. From and after the earlier of such dates, upon a Purchaser’s written request, the Company shall promptly cause certificates or book entries evidencing the Purchaser’s Shares or Warrant Shares to be replaced with certificates or book entries, as the case may be, which do not bear such restrictive legends, provided the provisions of either clauses (i), (ii) or (iii) above, as applicable, are satisfied with respect to such Shares or Warrant Shares. The Company shall be responsible for the fees of its Transfer Agent associated with such issuance. Notwithstanding the foregoing, promptly following the effectiveness of the Resale Registration Statement, upon receipt by the Company of an executed representation letter from a Purchaser and other such documentation as the Company’s counsel deems necessary and appropriate, the Company shall remove any legend from the book entry position evidencing the applicable Securities then held by such Purchaser, provided that they are not an affiliate of the Company.

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(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Furnishing of Information. Until the earlier of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act. Notwithstanding the foregoing, in connection with and following a Change of Control of the Company, the Company shall not be required to maintain the registration of the Common Stock (including the Shares or Warrant Shares) under Section 15(d), 12(b) or 12(g) of the Exchange Act or to timely file reports with the Commission so long as the Warrants are treated in accordance with their terms.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that the Company believes, acting in good faith and after consultation with the Trading Market, would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents required by the Commission as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any such press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any such press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

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4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. Except with respect to the PPM and the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general working capital purposes and payment of past due accounts payable, and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) for the settlement of any outstanding litigation (other than such as may be commenced after the Closing Date with respect to outstanding amounts past due) or (c) in violation of FCPA or OFAC regulations.

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4.8 Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s willful misconduct, gross negligence or breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants on issuance.

4.10 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will use commercially reasonable efforts to take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer. Notwithstanding the foregoing, in connection with and following a Change of Control of the Company, the Company shall not be required to maintain the listing or quotation of the Common Stock (including the Shares or Warrant Shares) on any Trading Market or otherwise so long as the Warrants are treated in accordance with their terms.

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4.11 Subsequent Equity Sales.

(a) From the date hereof until the later of (a) sixty (60) days from the Closing Date or (b) thirty (30) days after the effective date of the Resale Registration Statement, the Company shall not (i) other than in an Exempt Issuance, issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement.

(b) Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of an Exempt Issuance, and neither this Section 4.11 nor any other provision of this Agreement shall apply to any sale by the Company of equity securities in connection with a Listing Issuance.

4.12 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Person acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.14 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.15 Participation in Future Financing.

(a) From the date hereof until the date that is the 24-month anniversary of the first Closing Date, subject to the terms and conditions of this Section 4.15 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Purchaser; provided, that any such offer shall be effective only if, as and when any such New Securities are issued to or acquired by the proposed offerees and, provided, further, that the Board of Directors has reasonably determined that such Purchaser is not a Competitor, unless such purchase of New Securities is otherwise consented to by the Board of Directors.

(b) The right provided herein shall not be applicable with respect to a Purchaser if (i) at the time of such offering, it is not an “accredited investor” as that term is defined in Rule 506 of Regulation D promulgated under the Securities Act, and (ii) such offering is being offered only to accredited investors. Notwithstanding the foregoing to the contrary, if a proposed offeree is a Qualified Buyer and such Qualified Buyer objects to any Purchaser participating in the proposed offering at the same price as such Qualified Buyer, no Purchaser shall be entitled to participate in such proposed offering nor have any rights with respect thereto under this Section 4.15; provided, if such Qualified Buyer does not ultimately participate in such proposed offering, such Purchaser shall not be disqualified from participating in such proposed offering due to the objection by such Qualified Buyer so long as no Qualified Buyer actually participating in such proposed offering objects to the participation of such Purchaser in such proposed offering. Each Purchaser entitled to participate in such proposed offering is an “Eligible Investor”. An Eligible Investor shall be entitled to apportion the right of participation granted to it pursuant to this Section 4.15 in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Purchaser (“Investor Beneficial Owners”); provided that each such Affiliate or Investor Beneficial Owner (x) is not a Competitor, unless such party’s purchase of New Securities is otherwise consented to by the Board of Directors, provided that any Competitor shall not be entitled to any rights as a Purchaser under this Section 4.15, and (y) is an “accredited investor” as that term is defined in Rule 506 of Regulation D promulgated under the Securities Act, provided that the Company shall not be obligated to offer or sell any New Securities to any person or entity that is a Sanctioned Party.

(c) The Company shall give notice (the “Offer Notice”) to each Eligible Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, (iii) the total amount of capital the Company is seeking to raise through the issuance of such New Securities (including, to the extent applicable, the face amount of such New Securities), (iv) the proposed date of issuance, and (v) the price and terms, if any, upon which it proposes to offer such New Securities.

(d) By notification to the Company within twenty (20) days after the Offer Notice is given, each Eligible Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Eligible Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of any “derivative” securities then held by such Eligible Investor) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all preferred stock and any other “derivative” securities then outstanding). The closing of any sale pursuant to this Section 4.15(d) shall occur on, or as close as reasonably practicable after the date of initial sale of New Securities pursuant to Section 4.15(d).

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(e) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.15(d), the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.15(d), offer and sell the remaining unsubscribed portion of such New Securities to any other Person or Persons, at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Eligible Investors in accordance with this Section 4.15.

(f) The right of participation set forth in this Section 4.15 shall not be applicable to (i) Exempt Issuances, (ii) the issuance of Securities pursuant to this Agreement, including Warrant Shares, and (iii) a Listing Issuance.

(g) The right of participation set forth in this Section 4.15 shall terminate with respect to any Purchaser who fails to purchase, in any transaction subject to this Section 4.15, all of such Purchaser’s pro rata amount of the New Securities allocated (or if less than such Purchaser’s pro rata amount is offered by the Company, such lesser amount so offered) to such Purchaser pursuant to this Section 4.15. Following any such termination, such Purchaser shall no longer be deemed a Purchaser for any purpose of this Section 4.15.

(h) To the extent any transaction consummated pursuant to this Section 4.15 requires an amendment and/or restatement of all or any portion of this Agreement to reflect the terms and conditions of the New Securities or other rights granted to the purchasers thereof and such transaction shall have otherwise been approved in accordance with all applicable provisions of this Agreement, the Company shall have the right to effectuate any such amendment and/or restatement, and the Company shall provide a copy of this Agreement, as so amended and/or restated, to each Purchaser as promptly as possible following the time at which this Agreement, as so amended and/or restated, is effectuated.

(i) Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Section 4.15, the Company may elect to give notice to the Purchasers within thirty (30) days after the issuance of New Securities. Such notice shall describe the type, price, and terms of the New Securities. Each Purchaser shall have twenty (20) days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Purchaser, maintain such Purchaser’s percentage ownership position, calculated as set forth in Section 4.1(d) before giving effect to the issuance of such New Securities.

4.16 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares and Warrant Shares pursuant to the Transaction Documents, are except as provided in the Transaction Documents, unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

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4.17 Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.18 Lock-Up Agreements. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Lock-Up Agreement.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated (a) by written agreement of a Purchaser as to such Purchaser’s obligations and the Company, or (b) by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, with no rejection notice received, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, with no rejection notice received, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 66 2/3% in interest of the Shares based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger or by operation of law). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities in accordance with the terms of the Transaction Documents, other than a Sanctioned Party, provided that permitted transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable and documented attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

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5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.19 Force Majeure. Neither Party shall be liable for delays or failures in performance of its obligations under this Agreement arising out of or resulting from causes beyond its control. Such causes include, but are not restricted to, acts of God, acts of Government either its sovereign or contractual capacity or public enemy or terrorist, civil strife, fire, flood, natural disaster, epidemic, pandemic, quarantine restrictions, strikes, freight embargoes, severe weather or default of suppliers due to any of such causes.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MILESTONE SCIENTIFIC INC.		Address for Notice:

By:		Eric Hines
	Eric Hines,	Milestone Scientific Inc.
	Chief Executive Officer	25 Eagle Rock Avenue
Suite 403
Roseland, New Jersey 07068
Email: Ehines@milestonescientific.com

With a copy to (which shall not constitute notice):

Lawrence M. Bell, Esq.

Tarter, Krinsky & Drogin LLP

1350 Broadway

New York, NY 10018

Lbell@tarterkrinsky.com

PURCHASERS:

The Purchasers executing the Omnibus Signature Page in the form attached hereto as Addendum B and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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PURCHASER SIGNATURE PAGE TO MILESTONE SCIENTIFIC INC. SECURITIES PURCHASE AGREEMENT

[Purchaser’s signature to be provided by way of its execution of the Omnibus Signature Page to the (i) Securities Purchase Agreement and (ii) Registration Rights Agreement.]

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ADDENDUM A

SCHEDULE OF PURCHASERS

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ADDENDUM B

FORM OF OMNIBUS SIGNATURE PAGE

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EXHIBIT A

ESCROW AGREEMENT

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EXHIBIT B

FORM OF LOCK-UP AGREEMENT

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EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

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EXHIBIT D

FORM OF COMMON STOCK WARRANT

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EXHIBIT E

FORM OF ACCREDITED INVESTOR QUESTIONNAIRE

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